T. Rowe Price Equity Index 500 Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2013

The following information amends the summary prospectus and prospectus, each dated May 1, 2013, and supersedes the supplement dated August 16, 2013.

On October 22, 2013, the Equity Index 500 Fund’s shareholders approved the proposed amendment to the fund’s investment objective. Accordingly, the investment objective is revised as follows:

The fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.

In connection with the investment objective change, the first paragraph under “Principal Investment Strategies” is revised as follows:

The fund attempts to match the investment return of large-capitalization U.S. stocks by seeking to match the performance of its benchmark index, the Standard & Poor’s 500 Stock Index (S&P 500). The fund uses a full replication strategy, which involves investing substantially all of its assets in all of the stocks in the S&P 500 and seeking to maintain holdings of each stock in proportion to its weight in the index.

The date of this supplement is November 1, 2013.

F50-042 11/1/13